April 2019 New Valley LLC, the real estate subsidiary of Vector Group Ltd. (NYSE: VGR), owns real estate and now owns 100% of Douglas Elliman, the largest residential brokerage firm in the New York metropolitan area, as well as a minority stake1 in numerous real estate investments. 1 NEW VALLEY REAL ESTATE INVESTMENTS1 New Valley’s New York Real Estate Investments 1. The Marquand Upper East Side New Valley has invested approximately $155 million, as of December 31, 2018, in a broad portfolio of 2. 10 Madison Square West Flatiron District/NoMad (in liquidation) real estate projects. 3. 11 Beach Street TriBeCa 4. 20 Times Square Times Square (in liquidation) 5. 111 Murray Street TriBeCa New Valley’s Real Estate Investment Portfolio1 6. 160 Leroy Street Greenwich Village 7. 215 Chrystie Street Lower East Side Land Development/Real Apartments/ Condo- Commercial Retail/ 8. Estate Held for Sale, net miniums/Hotels Office Assets The Dutch Long Island City 10 1 9. 1 QPS Tower Long Island City COLUMBUS CIRCLE 10. Park Lane Hotel Central Park South West Hollywood Edition Sagaponack The Plaza at Harmon (West Hollywood) (East Hampton) Meadow (New Jersey) 4 MIDTOWN QUEENSBORO 11. 125 Greenwich Street Financial District BRIDGE 12. The XI (formerly “The Eleventh”) West Chelsea 500 Broadway Maryland Portfolio 9 th 12 QUEENS-MIDTOWN 13. 15 East 19 Street (formerly “New Brookland”) Flatbush (Santa Monica) (Baltimore County) TUNNEL 8 2 QUEENS 14. The Dime (Havemeyer Street) Brooklyn HUDSON RIVER NY City MEATPACKING 6DISTRICT UNION EAST RIVER 1 Investments SQUARE International Investments GREENWICH VILLAGE 5 Coral Beach 3 and Tennis Club Wynn Las Vegas WEST 7 VILLAGE SOHO LOWER Bermuda Retail (Nevada) 14 Takanasee 11 EAST SIDE (New Jersey) WILLIAMSBURG TRIBECA BRIDGE Fontainebleau MANHATTAN BRIDGE (Las Vegas) BROOKLYN BRIDGE BROOKLYN Escena 87 Park Monad Terrace 13 EXECUTIVE MANAGEMENT (Palm Springs) (Miami Beach) (Miami Beach) Howard M. Lorber President and Chief Executive Officer DOUGLAS ELLIMAN Richard J. Lampen • Largest residential real estate brokerage firm in New York metropolitan area and third-largest in Executive Vice President the United States. J. Bryant Kirkland III • Closings of $28.1 billion for the year ended December 31, 2018; Douglas Elliman has Senior Vice President, Chief Financial Officer and Treasurer approximately 7,200 affiliated agents and 115 offices throughout the New York metropolitan area, South Florida, Southern California, Aspen, Greenwich, and Massachusetts. Marc N. Bell Senior Vice President, Secretary and General Counsel • Maintains an alliance with Knight Frank— the largest independent residential brokerage in the United Kingdom— to jointly market high-end properties, providing a network with 520 offices COMPANY HIGHLIGHTS across 60 countries with 21,550 affiliated agents. • Executive offices in Manhattan and Miami 2 • Revenues and Adjusted EBITDA of Douglas Elliman of $754 millionand $11.3 million, respectively, • Employs approximately 1,000 people for the year ended December 31, 2018. Douglas Elliman Closings New Valley Revenues – YTD 12/31/18 New Valley Adjusted EBITDA2 $28.1B Real Estate Brokerage Commissions $10M $24.6B $26.1B $22.4B Property Management $18.2B $33M Other $27.9M $26.9M $20.3M $14.9B $759M $7.0M 2013 2014 2015 2016 2017 2018 $715M 2015 2016 2017 2018 1 Please refer to Vector Group Ltd.’s Form 10-K (Commission File Number 1-5759) for the period ended December 31, 2018 in the section “Summary of Real Estate Investments” in Item 7 – Management’s Discussion and Analysis of Financial Condition and Results of Operations 2 Douglas Elliman’s net income was $5.2M for the year ended December 31, 2018. New Valley’s net income was $12M, $14M, $38M and $15M for the periods presented. Adjusted EBITDA is a non-GAAP financial measure. New Valley’s Adjusted EBITDA do not include an allocation of Vector Group Ltd.’s Corporate and Other Expenses (for purposes of computing Adjusted EBITDA) of approximately $12M, $13M, $14M and $15M for the periods presented, respectively. For a reconciliation of Net income to Adjusted EBITDA, please see Vector Group Ltd.’s Current Reports on Forms 8-K, filed on March 8, 2016, March 1, 2017, March 1, 2018, June 14, 2018 and February 28, 2019 for the fiscal year ended December 31, 2018 (Commission File Number 1-5759) Contact: Emily Claffey / Ben Spicehandler / Columbia Clancy of Sard Verbinnen & Co (212) 687-8080 newvalley.com